EXHIBIT 32

ASHLAND INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ashland Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Guillermo Novo, Chief Executive Officer of the Company, and William C. Whitaker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Guillermo Novo
Guillermo Novo
Chief Executive Officer
February 3, 2026

/s/ William C. Whitaker
William C. Whitaker
Chief Financial Officer
February 3, 2026